STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 [Member]	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Interest and dividend income	$ 8,402,866
Net appreciation in fair value of investments	11,728,893
Total investment income	20,131,759
Contributions:
Participant	4,287,242
Employer	2,203,151
Participant rollovers	717,860
Total contributions	7,208,253
Interest income on notes receivable from participants	122,068
Total additions	27,462,080
Deductions from net assets attributed to:
Withdrawals and retirement benefits	25,682,518
Administrative expenses	72,252
Total deductions	25,754,770
Net increase in net assets available for benefits	1,707,310
Net assets available for benefits, beginning of year	157,345,062
Net assets available for benefits, end of year	$ 159,052,372